EXHIBIT 4.3


     SECURITIES PURCHASE AGREEMENT, dated November 19, 1998, by and between SMARTSERV ONLINE, INC., a Delaware corporation (the "Company"), and each of the Investors (as defined below).

     WHEREAS, the Company desires to issue and sell a total of five units (the "Units"), each Unit consisting of (i) 8% convertible promissory notes in the original principal amount of $100,000 in the form of Exhibit 1 hereto ("Notes") and (ii) warrants to purchase shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") pursuant to a Warrant Agreement and Warrant in the form of Exhibit 2 hereto ("Warrants"), on the terms and conditions provided herein (the "Offering");

     WHEREAS, each Investor desires and has agreed to purchase at the Closing (as defined below) the amount of Units set forth on such Investor's signature page hereto; and

     WHEREAS, the parties desire to set forth their mutual agreements with respect to the sale and purchase of the Units as herein below set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Definitions.
        -------------

          As used herein, the following terms shall have the following meanings:

          "Business Day" shall mean any day other than a day on which commercial banks are closed for business in New York.

          "Closing" shall mean the closing or closings of the sale of the Units which shall occur from time to time at the offices of Spencer Trask Securities Incorporated, 535 Madison Avenue, New York, New York, pursuant to Sections 2.1,
2.2 and 2.3 hereof.

          "Common Stock" shall have the meaning set forth in the preamble hereto.

          "Company" shall have the meaning set forth in the preamble hereto.

          "Conversion Price" shall have the meaning set forth in the Notes.

          "Escrow Account" shall mean account no. 37311689 at Citibank N.A., 153
E. 53rd Street, 20th Floor, New York NY in which each Investor's payment of Purchase Price is held pursuant to Section 2.2 hereof.

          "Escrow Agent" shall mean Piper & Marbury L.L.P.

          "Further Placement" shall mean the closing of a private placement of the Company's securities in which the Company receives gross proceeds of a minimum of $5,000,000.

          "Investor" shall mean each party that has executed a signature page hereto as an Investor and delivered the Purchase Price set forth thereon to the Placement Agent by wire transfer of immediately available funds.

          "Majority in Interest" shall mean Investors holding Notes, the outstanding principal amount of which is in excess of 66.67% of the outstanding principal amount of all Notes sold in this Offering.

          "Maturity Date" shall mean the earliest to occur of (i) the closing of a private placement of securities in which the Company receives gross proceeds of a minimum of $5,000,000 or (ii) November 15, 1999.

          "Notes" shall have the meaning set forth in the preamble hereto.

          "Offering" shall have the meaning set forth in the preamble hereto.

          "Offering Period" shall mean the initial 90 day period in which the Placement Agent uses its best efforts to offer the Units and extension by the Placement Agent for up to an additional 90 days.

          "Placement Agent" shall mean Spencer Trask Securities Incorporated, a Delaware corporation.

          "Public Offering" shall mean an underwritten public offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act covering the offer and sale of equity securities of such entity to the public.

          "Purchase Price" shall mean, with respect to the Units, the face amount of each Note.

          "Registrable Shares" shall mean the common stock of the Company issued upon conversion of the Notes or exercise of the Warrants. Registrable Shares shall cease to be Registrable Shares when they may be sold under Rule 144(k) and all requisite steps have been taken to remove any legends or restrictions on transfer with respect to such Registrable Shares.

          "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the prospectus included therein, any amendment or supplement thereof, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

          "SEC" shall mean the United States Securities and Exchange Commission or any successor thereto.

          "Securities" shall mean the Notes, the shares of Common Stock issuable upon conversion thereof, the Warrants to purchase Common Stock and the shares of Common Stock issuable upon exercise of the Warrants.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Units" shall have the meaning set forth in the preamble hereto.

          "Warrants" shall have the meaning set forth in the preamble hereto.

    2.    Sale and Purchase of Units: Payment and Interest: Use of Proceeds.
          ------------------------------------------------------------------

          2.1     Purchase. Upon the terms and subject to the conditions
                  ---------
hereof, the Company agrees to sell to each Investor, and each such Investor agrees to purchase from the Company, the number of Units set forth on such Investor's signature page hereto at the Closing. The Offering will terminate on the earliest to occur of (i) expiration of the Offering Period, (ii) the sale of all of the Units or (iii) the termination of the Offering by the Company. Each Investor understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Units, in whole or in part, notwithstanding prior receipt by the Investor of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Investor an executed copy of this Agreement. If this subscription is rejected in whole or the Offering is terminated by the Company or subscriptions for the Units are not received during the Offering Period, the Offering will be terminated, no Units will be sold and all funds received from the Investors will be returned without interest, and this Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, and this Agreement will continue in full force and effect to the extent this subscription was accepted.

          2.2.   Escrow of Funds.
                 ----------------


                (a) Until Closing, the Purchase Price for the Units (the "Escrow Amount") will be deposited in the Escrow Account with the Escrow Agent, for the benefit of the Company. All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of this Section 2.2. The Company will pay all fees, if any, related to the establishment and maintenance of the Escrow Account. Any interest accruing on funds in the Escrow Account shall be utilized first to reimburse the Company for such fees and the balance shall be distributed to the Company. The Company and the Placement Agent, as agent for the Investor, shall send, or cause to be sent, a request that the Escrow Amount be released at the Closing. The Company hereby agrees that the Placement Agent shall be solely responsible for the disbursement of the Escrow Amount, and the Escrow Agent shall be entitled to rely exclusively on such instructions.

                (b) Any notice, demand or request to the Escrow Agent shall be sufficient only if received within the applicable time period set forth herein, if any. Notices, demands and requests shall be delivered by facsimile transmission (provided receipt is confirmed) or hand delivered by courier with receipt for signature to it (i) if to the Escrow Agent to it at Piper & Marbury L.L.P., 1251 Avenue of the Americas, New York, NY 10020, facsimile no. (212) 835-6001, Attention: Paul J. Pollock, Esq.; (ii) if to the Company, to it at the Company's address, One Station Place, Stamford, Connecticut 06902, facsimile no.
(203) 353-5962; or (iii) if to the Placement Agent, to it at Spencer Trask Securities Incorporated, 535 Madison Avenue, 18th Floor, New York, New York 10022, facsimile no. (212) 486-7392, Attention: A. Emerson Martin, II. Notices, demands and requests from the Escrow Agent to the Company or the Placement Agent shall be delivered to them at their respective addresses set forth herein, in the manner aforesaid.

                (c) If a dispute arises regarding disposition of all or any portion of the Escrow Amount held by the Escrow Agent, the Escrow Agent shall, upon written demand by either the Company or the Placement Agent, deposit the Escrow Amount plus interest in a federal or state court located in the City of New York, pending the decision of that court, and shall be entitled to rely upon the decision of that court with respect to the disposition of the Escrow Amount.

                (d) The Escrow Agent shall not be liable for any error of judgment or for any action taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct.

                (e) The Company and the Investors, jointly and severally, hereby agree to indemnify the Escrow Agent and hold it harmless from and against any loss, liability, expenses (including reasonable outside attorneys' fees and expenses), claim or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, except for the gross negligence or willful misconduct of the Escrow Agent. These indemnities shall survive the resignation of the Escrow Agent or the termination of this Agreement. Notwithstanding the foregoing, the obligation of the Company and the Investors to indemnify the Escrow Agent shall in no event exceed the Escrow Amount.


                (f) The Company and the Placement Agent acknowledge that the Escrow Agent is serving as counsel to the Placement Agent. The Escrow Agent shall be entitled to represent the Placement Agent in any lawsuit arising out of the terms of this Agreement.

          2.3  Closing.  At the  Closing,  the  Company  shall  deliver  to each
               -------
Investor the Units to be purchased by such Investor, appropriately completed and duly executed to the Company or Placement Agent against payment therefor in an amount equal to the Purchase Price thereof by transfer pursuant to Section 2.2 herein of such amount from the Escrow Account to such accounts of the Company as the Company may designate in writing to the Placement Agent.

          2.4  Payment of  Principal  and  Interest  on Notes.  The  outstanding
               ----------------------------------------------
principal amount of each Note shall be due on or before the Maturity Date and shall bear interest from the date of such Note to the date of repayment at the rate set forth therein, except as set forth in Section 8 hereof. Interest shall be payable as provided in such Note. Upon each payment under a Note, the Company shall simultaneously pay all amounts of the same type due under all other Notes.

          2.5 Prepayments.
              -----------

                  (a) Principal of the Notes may be prepaid, together with interest on the amount prepaid, prior to the Maturity Date, without premium or penalty, upon delivery of irrevocable written notice by the Company delivered not less than ten (10) days prior to the date of repayment, subject to the rights of conversion set forth in the Notes. All amounts prepaid pursuant to this Section 2.5(a) shall be paid to holders of the Notes in proportion to the outstanding principal amounts.

                  (b) The Company shall notify the Investors in writing of the first closing of the Further Placement. At any time during the ten (10) day period following receipt of such notice, the Investors shall have the right to require the Company to prepay up to one-half of the original principal amount of this Note. Within five (5) days after receipt of such notice, the Company shall pay such principal amount to the Holder.

          2.6 Exercise of Warrants.  The terms of the  Warrants,  including  the
              --------------------
termination date of the Warrants, shall be as set forth in the Warrant Agreement annexed hereto as Exhibit 2 and shall be exercisable by the Investors at any time during the exercise period thereof for the Conversion Price per share, subject to anti-dilution adjustments as set forth therein.

          2.7 Use of Proceeds.  The proceeds  from the sale of the Units will be
              ---------------
used as working capital of the Company and for such other purposes as may be reasonably acceptable to the Placement Agent, exclusive of repayment of indebtedness to current executive officers or principal shareholders, except as authorized by the Placement Agent.

         3. Conditions. The Company's obligation to sell and each Investor's
            ----------
obligations to purchase Units agreed to be purchased by it shall be subject to satisfaction of the following conditions, respectively, on or before the
Closing:

          3.1 Conditions to Company's Obligations.
              -----------------------------------

          (a) subscriptions for all of the Units offered to be sold by the Company prior to the Closing shall have been agreed to be purchased at the Closing and the Purchase Price therefor shall be on deposit in cleared funds in the Escrow Account; and

          (b)  each  Investor   shall  have  executed  the  signature  page  and
Accredited Investor Certification attached hereto.

          3.2 Conditions to Investor's Obligations.
              ------------------------------------

          (a) each of the representations and warranties of the Company contained in Section 4 hereof shall be true on the date of Closing as though made on such date;

          (b) the Company shall have performed all of its obligations hereunder to be performed by it on or before the date of Closing;

          (c) Placement Agent shall have received, for the benefit of Investors, a certificate from a duly authorized officer of the Company as to the accuracy of the matters set forth in (a) and (b) above;

          (d) Investor shall have received the Units purchased by it at such Closing;

          (e) Placement Agent shall have received a legal opinion of counsel addressed to the Investors in form and substance satisfactory to the Placement Agent as to the matters set forth in Sections 4.1, 4.2, 4.3 and 4.4, subject to such qualifications and exclusions as may be agreed upon between counsel for the Placement Agent and counsel for the Company;

          (f) there shall be authorized and reserved for issuance, the number of shares of securities into which (i) the Notes to be sold at such Closing shall be convertible and (ii) the Warrants to be sold at such Closing shall be exercisable; and

          (g) the Company shall have delivered the Security Agreement in the form annexed hereto as Exhibit 3.

          3.3 Placement Agent's  Authorization.  Each Investor hereby authorizes
              --------------------------------
and directs the Placement Agent to determine, in its sole discretion, satisfaction of the conditions set forth in Section 3.2 above. Any condition not so satisfied may be waived in writing by the Placement Agent. Each Investor agrees to be bound to all such determinations and waivers.

         4. Representations, Warranties and Covenants of the Company. To induce
            --------------------------------------------------------
each Investor to enter into this Agreement and to purchase Units hereunder, the Company hereby represents, warrants and covenants to each Investor that:

                 4.1  Organization,   Good  Standing,  etc.  The  Company  is  a
                      -------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own its properties and to carry on its business and to execute and deliver this Agreement and perform its obligations hereunder. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company.

                  4.2 Corporate Acts and Proceedings. This Agreement has been
                      ------------------------------
duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company and is a valid and binding agreement on the part of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate action necessary to the authorization, creation, issuance and delivery of the Securities has been taken by the Company or will be taken by the Company on or prior to the issuance thereof.

                  4.3  Capitalization and Issuances of Stock.
                       --------------------------------------

                 (a) The Company has authorized and outstanding capital stock as set forth under the heading "Capitalization" in its Private Placement Memorandum dated November 19, 1998 (the "Memorandum"). All outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except as set forth in the Memorandum: (i) there are no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock or other equity securities of the Company; (ii) there are no securities issued or outstanding which are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) there are no shares of stock or other securities of the Company reserved for issuance for any purpose; (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of the Company to which the Company or, to the best of the Company's knowledge, any stockholder of the Company is a party, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights and (v) there is no person who holds a right to require the Company to register any securities of the Company under the Securities Act or to participate in any such registration. The issued and outstanding shares of capital stock of the Company conform to all statements in relation thereto contained in the Memorandum, and the Memorandum describes all material terms and conditions thereof. All issuances by the Company of its securities were exempt from registration under the Act and any applicable state securities laws or were issued pursuant to a registration statement declared effective by the SEC under the Securities Act and which registration statement was available for the sale of the type of securities sold thereunder.


                 (b) The Securities have been duly authorized and, when issued and delivered against payment therefor as provided in the Memorandum, will be validly issued, fully paid and nonassessable. No holder of any of the Securities will be subject to personal liability solely by reason of being such a holder, and none of the Securities are subject to preemptive or similar rights of any stockholder or securityholder of the Company. A sufficient number of authorized but unissued shares of Common Stock have been reserved for issuance, and will continue to be reserved for issuance, upon the conversion of the Notes into Common Stock and the exercise of the Warrants.

          4.4 Non-Contravention. Neither the execution, delivery and performance
              -----------------
of this Agreement nor the consummation of the transactions contemplated herein will violate or be in conflict with any provision of the certificate of incorporation or by-laws of the Company, or violate or be in conflict with any debt, note, bond, lease, mortgage, indenture, license, obligation, contract, commitment, franchise, permit, instrument or other agreement or obligation to which the Company is a party and for which the Company has not received a waiver, or violate or be in conflict with any law, judgment, decree, order, regulation or ordinance by which the Company is bound or affected.

          4.5 No Brokers or Finders.  Except for the  Placement  Agent,  who has
              ---------------------
been retained by the Company, and whose fees and commissions will be paid by the Company, no person, firm or corporation has or will have, as a result of any act or omission by the Company, any right, interest or valid claim against the Company, the Placement Agent or any Investor for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement. The Company will indemnify and hold each Investor harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable as a result of the actions of the Company in connection with the transactions contemplated by this Agreement.

          4.6  Governmental  Authorization;  Third Party Consents.  No approval,
               ---------------------------------------------------
consent, compliance, exemption, authorization or other action by, or notice to or filing with, any governmental authority or any other entity which the Company has not received, and no lapse of a waiting period, is necessary or required in connection with the execution, delivery or performance by the Company, or enforcement against the Company, of this Agreement or the transactions contemplated hereby.

          4.7 Litigation.  Except as set forth in the  Memorandum,  there are no
              -----------
legal actions, suits, proceedings, claims or disputes pending, or to the knowledge of the Company, overtly threatened, at law, in equity, in arbitration or before any governmental authority in which an adverse determination could have a material adverse effect on the Company.

          4.8 Compliance with Laws. The Company is in compliance in all material
              --------------------
respects with all laws, ordinances, regulations and orders of all governmental entities applicable to the Company.

          4.9 Taxes
              -----

                 (a) The Company has filed all returns with respect to all federal, state, county, local, foreign and other taxes, whether or not measured in whole or in part by net income (collectively, "Taxes"), required to be filed through the date hereof in a manner consistent with prior years and all such tax returns are true and complete in all material respects. The Company has paid all Taxes (including deficiencies, interest, additions to tax or interest, and penalties with respect thereto) that are due through the date hereof, or that are claimed or asserted by any taxing authority to be due through the date hereof, with respect to the operations of the Company in each case except for those Taxes that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. With respect to any period for which Tax returns have not yet been filed, or for which Taxes are not yet due or owing, the Company has no material liability for Taxes in each case other than Taxes incurred in the ordinary course of business.

                 (b) No audit or other proceedings by any court, taxing authority, or similar person is pending or, to the knowledge of the Company, overtly threatened with respect to any Taxes due from or with respect to the operations of the Company or any Tax return filed by or with respect to the operations of the Company. No assessment of Taxes is proposed against the Company or its assets.

          4.10  Offering  Exemption.  Assuming the  accuracy of the  information
                --------------------
provided by the respective Investors in the respective Agreements and (ii) that the Placement Agent has complied in all material respects with the provisions of Regulation D promulgated under the Securities Act, the offer and sale of the Units pursuant to the terms of this Agreement are exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder. The Company is not disqualified from the exemption under Regulation D by virtue of the disqualifications contained in Rule 505(b)(2)(iii) or Rule 507 under the Securities Act.

     5. Representations of the Investor. Each Investor hereby severally and not jointly represents, warrants and covenants to the Company that:


          5.1 None of the Securities are registered under the Securities Act or any state securities laws. The Investor understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and/or Section 4(6) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Investor contained in this Agreement.

          5.2 The Investor and the Investor's attorney, accountant, Investor representative and/or tax advisor, if any (collectively, the "Advisors") have received all documents and other information regarding the Company requested by the Investor, have carefully reviewed such documents and information requested by the Investor, and the Investor and the Advisors, if any, have had access to the same kind of information which would be available in a registration statement filed by the Company under the Securities Act.

          5.3Neither the SEC nor any state securities commission has approved the Securities, or passed upon or endorsed the merits of the Offering.

          5.4The Investor acknowledges that all documents, records, and books pertaining to the investment in the Units have been made available for inspection by such Investor and the Advisors.

          5.5The Investor and the Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and all such questions have been answered to the full satisfaction of the Investor and the Advisors.

          5.6In evaluating the suitability of an investment in the Company, the Investor has not relied upon any representation or other information (oral or written) other than as contained in documents or answers to questions so furnished to the Investor or the Advisors by the Company.

          5.7The Investor is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the Investor was invited by, or any solicitation of a subscription by, a person not previously known to the Investor in connection with investments in securities generally.

          5.8The Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent).

          5.9The Investor or the Advisors have such knowledge and experience in financial, tax and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with this Offering to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto.

          5.10 The Investor is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Investor has relied on the advice of, or has consulted with, only his own Advisors.

          5.11 The Investor is acquiring the Units solely for such Investor's own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Investor has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Securities, and the Investor has no plans to enter into any such agreement or arrangement.

          5.12 The Investor must bear the substantial economic risks of the investment in the Units indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the Securities. It is not anticipated that there will be any market for resale of the Units, and such Units will not be freely transferable at any time in the foreseeable future.

          5.13 The Investor has adequate means of providing for such Investor's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Units.

          5.14 The Investor is aware that an investment in the Units involves a number of very significant risks.

          5.15 The Investor meets the requirements of at least one of the suitability standards for an "accredited investor" as set forth on the Accredited Investor Certification attached hereto.

          5.16 The Investor: (i) if a natural person represents that the Investor has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, represents that such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity, subject to bankruptcy, etc. and (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing Investor, and such Investor has full right and power to perform pursuant to this Agreement and make an investment in the Company, and that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Investor is a party or by which the Investor is bound.

          5.17 The Investor represents to the Company that any information which the Investor has heretofore furnished or furnishes herewith to the Company or the Placement Agent is complete and accurate in all material respects and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with this Offering. The Investor further covenants and agrees that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Securities.

          5.18 Other than as set forth in this Agreement, no oral or written representations have been made, or oral or written information furnished, to the Investor or the Investor's Advisors, if any, in connection with this Offering.

          5.19 Within five (5) days after receipt of a request from the Company or the Placement Agent, the Investor will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the Placement Agent is subject.

     6. Restriction on Transfer of Securities.
        -------------------------------------

          6.1 Restrictions. The Securities are only transferable pursuant to (a)
              ------------
an offering registered under the Securities Act, (b) Rule 144 under the Securities Act (or any similar rule then in effect) if such rule is available, or (c) subject to the conditions specified elsewhere in this Section 6, any other legally available means of transfer.

          6.2 Legend. Each Security shall be endorsed with the following legend:
              ------

          "THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS."

          6.3 Removal of Legend.  Any legend endorsed on a Security  pursuant to
              -----------------
Section 6.2 hereof shall be removed, and the Company shall issue a Security without such legend to the holder of such Security, if such Security is being disposed of pursuant to a registration statement declared effective under the Securities Act or pursuant to Rule 144 or any similar rule then in effect or if such holder provides the Company with an opinion of counsel satisfactory to the Company to the effect that a transfer of such Security may be made without registration. In addition, if the holder of such Security delivers to the Company an opinion of such counsel to the effect that no subsequent transfer of such Security will require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new Securities that do not bear the legend set forth in Section 6.2.

     7. Indemnification.  The Investor agrees to indemnify and hold harmless the
        ---------------
Company, the Placement Agent and their respective officers, directors, employees, agents, control persons and affiliates against all losses, liabilities, claims, damages, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Investor of any covenant or agreement made by the Investor herein or in any other document delivered in connection with this Agreement.

     8. Events of Default.
        -----------------

     If any of the following events ("Events of Default") shall occur and be continuing: (a) the Company fails to pay principal or interest on the Notes when the same shall become due and payable and such failure shall continue for a period of fifteen (15) days; (b) the failure by the Company to perform any of its other material obligations hereunder, which failure shall continue for a period of ten (10) days after receipt of notice thereof by the Company; (c) any representations or warranties of the Company contained herein shall prove to have been false in any material respect when made; (d) any proceedings involving the Company are commenced by or against the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government and, if such proceedings are instituted against the Company, the Company by any action or failure to act indicates its approval of, consent to or acquiescence therein, or an order shall be entered approving the petition in such proceedings and, within sixty (60) days after the entry thereof, such order is not vacated or stayed on appeal or otherwise, or shall otherwise have ceased to continue in effect; then, (i) as to the Events of Default under clauses (a) or (d) above, the holder of each affected Note may, at its option, declare such Note to be forthwith due and payable in cash and (ii) as to the Events of Default under clauses (b) or (c) above, the Majority in Interest may, at its option, declare all Notes to be forthwith due and payable in cash. Upon any acceleration of a Note pursuant to the immediately preceding sentence, the Holder thereof may pursue all remedies available to it at law or equity and all rights available to it under its Note including, without limitation, the right to convert the Note into shares of Common Stock. During the pendency of any Event of Default, interest shall accrue on the outstanding principal amount of each Note at the default rate of ten (10%) percent per annum.

     9. Registration.
        -------------

          (a) Agreement to Register.
              ----------------------

                 (i) In the event that the offering contemplated by the Further Placement is terminated prior to the receipt of gross proceeds of not less than $5,000,000 (the "Termination Date"), the Company shall promptly, but in no event later than 60 days after the Termination Date, prepare and file with the SEC a Registration Statement covering the resale of the Registrable Shares and use its best efforts to cause such Registration Statement to become effective within 90 days from the Termination Date. In the event that the Registration Statement shall not have been declared effective within 105 days from the Termination Date, the interest rate on the Notes shall increase ten basis points per day until such Registration Statement has been declared effective.

                 (ii) If the holders of Registrable Shares desire to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company and shall select an underwriter reasonably acceptable to the Company. The Company and all holders of Registrable Shares proposing to distribute their Registrable Shares through such underwriter shall enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the holders of Registrable Shares.

          (b) Provisions  Applicable to Registration.  The following  provisions
              --------------------------------------
shall apply, as applicable, in connection with the Investors' Registrable Shares to be included in the Registration Statement pursuant to this Section 9:

                 (i) Each Investor, if reasonably requested by the Company or by the underwriter with respect to any Public Offering, shall agree not to sell, make any short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Registrable Shares (other than those included in the Registration Statement) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days), from the effective date of such Registration
Statement, or the commencement of the offering, as applicable, as may be requested by the underwriters;

                 (ii) Each Investor shall promptly provide the Company with such non-confidential and non-proprietary information as it shall reasonably request and that is available to the Investors in order to prepare the Registration Statement;

                 (iii) All reasonable and necessary expenses in connection with the preparation of theRegistration Statement, including, without limitation, any and all legal, accounting and filing fees, but not including fees and disbursements of experts and counsel retained by the Investors or underwriting discounts and commissions to be paid by the Investors, shall be borne by the Company; and

                 (iv) The Company shall use its best efforts to effect such Registration permitting the saleof such Registrable Shares in accordance with the intended method or methods of distribution thereof, and pursuant thereto, the Company shall as expeditiously as possible:

                                      (1)  prepare  and  file  with  the  SEC  a
                   Registration Statement relating to the applicable Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Shares in accordance with the intended method or methods of distribution thereof and use its best efforts to cause such Registration Statement to become effective and keep such Registration Statement effective in accordance with
                   Section 9(b)(iv)(2) below;

                                      (2)  prepare  and  file  with the SEC such
                   amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration effective until all such Registrable Shares are sold; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the
                   Securities  Act;  and  comply  with  the  provisions  of  the
                   Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof as set forth in such Registration Statement or supplement to the prospectus; provided, however that the Company may, from time to time, request that the holders of the Registrable Shares immediately discontinue the disposition of the Registrable Shares if the Company determines, in the good faith exercise of its reasonable business judgment, that the offering and disposition of the Registrable Shares could materially interfere with bona fide financing, acquisition or other material business plans of the Company or would require disclosure of non-public information, the premature disclosure of which could materially adversely affect the Company (it being acknowledged that the Company is not required to disclose in such request any such transaction, plan or non-public information), so long as the Company promptly  after the disclosure of such  transaction,  plan or
                   non-public    information    complies   with   this   Section
                   9(b)(iv)(2).

                                      (3)   notify   the   Investors   and   the
                   underwriter, if any, promptly, and (if requested by any such person) confirm such advice in writing, (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation of any proceedings for such purpose and (E) subject to the proviso below, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, subject to
                   Section 9(b)(iv)(2) above, at the request of any such person, prepare and furnish to such person a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, however, the Company need not disclose the event if it otherwise has not disclosed such event to the public.

                                      (4) if requested by the  underwriter or an
                   Investor, promptly incorporate in a prospectus supplement or post-effective amendment such information as the underwriter and the Investors agree should be included therein relating to the plan of distribution with respect to such Registrable Shares, including, without limitation, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering; and make all required filings of such prospectus supplements or post-effective amendments as soon as notified of the matters to be incorporated in such prospectus supplements or post-effective amendments;

                                      (5)  deliver  to  each  Investor  and  the
                   underwriters, if any, without charge, as many copies of the prospectus (including each preliminary prospectus) in conformity with the requirement of the Securities Act and any amendments or supplements thereto as such persons may reasonably request and such other documents as they may reasonably request to facilitate the prior sale or other disposition of such Registrable Shares;

                                      (6)  prior  to  any  Public   Offering  of
                   Registrable Shares, register or qualify or cooperate with the Investors, or the underwriters, if any, in connection with the registration or qualification of such Registrable Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Investors or underwriters, if any, reasonably request in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Shares covered by the Registration Statement; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or would subject the Company to any tax in any such jurisdiction where it is not then so subject; and

                                      (7) with a view to  making  available  the
                   benefits of certain rules and regulations of the SEC which may at any time permit the sale of Registrable Shares to the public without registration, during such time as a public market exists for its equity securities, the Company agrees to:



                                        a)  make  and  keep  public  information
                    available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its equity securities to the general public;

                                        b) use its best efforts to file with the
                    SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

                                        c)  furnish to the  Investors  forthwith
                    upon the Investors' request a written statement by the Company as to the Company's compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as the Investors may reasonably request in availing themselves of any rule or regulation of the SEC allowing a holder to sell any such securities without registration.


                   (v) Notwithstanding the provisions of this Section 9 to the contrary, the Company may require:

                                        (1)  The  Investors  to  furnish  to the
                    Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing, and the Company may limit such registration rights to situations where a proposed distribution of Registrable Shares is to be effected forthwith upon the effectiveness of the Registration Statement; and

                                      (2) The  Investors  to  covenant  that the
                   Investors have not taken, and will not take, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Exchange Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Registrable Shares.

                   (vi) The Investors agree by acquisition of such Registrable Shares that, upon receipt of the request referred to in the proviso of Section 9(b)(iv)(2) or of any notice from the Company of the happening of any event of the kind described in Section 9(b)(iv)(3) hereof (other than as provided in Section 9(b)(iv)(3)(A) hereof), the Investors shall forthwith discontinue disposition of Registrable Shares until they are advised in writing by the Company that the use of the prospectus may be resumed, and have received copies of any additional or supplemental documents or filings that are incorporated by reference in the prospectus, and, if so directed by the Company, the Investors shall deliver to the Company (at the Company's expense) all copies other than permanent file copies then in the Investors' possession, of the prospectus covering such Registrable Shares current prior to the time of receipt of such notice.

                  (c) Lock-Up. Notwithstanding the effectiveness of the
                      -------
Registration Statement covering the Registrable Shares, the Investors shall not, directly or indirectly, offer or sell any Registrable Shares issued upon conversion or exercise of the Registrable Shares (the "Converted Shares") until the later of the 90th day after the date of conversion or exercise with respect to such Converted Shares (the "Trigger Date") and thereafter shall not offer or sell more than the following percentage of the Converted Shares which have been the subject of such conversion or exercise during the following periods after the Trigger Date:

   Days after Trigger Date                   Percentage of Converted Shares
      90-179                                               25%
      180-269                                              50%
      270-359                                              75%
      360 and beyond                                      100%


                    (d) Indemnification.
                        ---------------

                   (i) In the event of a Registration or qualification of any Registrable Shares under the Securities Act pursuant to the provisions of this
Section 9, the Company shall indemnify and hold harmless the Investors, the officers and directors of the Investors and each director or officer of any person or entity who controls the Investors, each underwriter of such Registrable Shares and each other person or entity who controls the Investors or such underwriter within the meaning of the Securities Act (collectively, the "Investor Indemnitees"), from and against any and all losses, claims, damages or liabilities, joint or several, to which any of the Investor Indemnitees, joint or several, may become subject under the Securities Act or the applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered or qualified under the Securities Act, or any amendment or supplement thereto, any preliminary prospectus or final prospectus contained therein, or any supplement thereto, or any document prepared and/or furnished to the Investors incident to the registration or qualification on any Registrable Shares, or (y) the omission or alleged omission to state in any Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (z) any violation by the Company of the Securities Act or state securities or "blue sky" laws applicable to the Company and relating to action or inaction required of the Company, in connection with such registration or qualification under such state securities or "blue sky" laws, and in each case shall reimburse the Investor Indemnitees for any legal or other expenses reasonably incurred by such the Investor Indemnitees in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement in reliance upon and in conformity with information furnished to the Company through an instrument duly executed by any of the Investor Indemnitees; and provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such Registration Statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the Registration Statement and such Investor Indemnitee thereafter fails to deliver or cause to be delivered such Registration Statement as so amended or supplemented prior to or concurrently with the sale of the Registrable Shares to the person asserting such loss, claim, damage or liability (or actions in respect thereof) or expense after the Company has furnished the Investors with the same.

                   (ii) In the event of the Registration or qualification of any Registrable Shares under the Securities Act pursuant to the provisions of this
Section 9, the Investors, severally and not jointly, shall indemnify and hold harmless the Company, each person who controls the Company within the meaning of the Securities Act, each officer and director of the Company and any other Investors from and against any losses, claims, damages or liabilities to which the Company, such controlling person, any such officer or director or any other selling holder may become subject under the Securities Act or the applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered or qualified under the Securities Act, or any amendment or supplement thereto, or (y) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Investor specifically for use in preparation thereof, and in each case shall reimburse the Company, such controlling person, each such officer or director and any other selling holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof).

                   (iii) Promptly after receipt by a person entitled to indemnification under this Section 9(d) (an "Indemnified Party") of notice of the commencement of any action or claim relating to any Registration Statement filed under the provisions of this Section 9 or as to which indemnity may be sought hereunder, such Indemnified Party shall, if a claim for indemnification hereunder in respect thereof is to be made against any other party hereto (an "Indemnifying Party"), give written notice to such Indemnifying Party of the commencement of such action or claim, but the omission so to notify the Indemnifying Party will not relieve such person from any liability that such person may have to any Indemnified Party otherwise than pursuant to the provisions of this Section 9(d) and shall also not relieve the Indemnifying Party of such party's obligations under this Section 9(d), except to the extent that the omission so to notify results in the Indemnifying Party being damaged solely as a result of the failure to give timely notice. In case any such action is brought against an Indemnified Party, and such party notifies an Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled (at such party's own expense) to participate in and, to the extent that the Indemnifying Party may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense, with counsel satisfactory to such Indemnified Party, of such action and/or to settle such action and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than the reasonable cost of investigation; provided, however, that no

Indemnifying Party and no Indemnified Party shall enter into any settlement agreement that would impose any liability on such other party or parties without the prior written consent of such other party or parties, unless such other party or parties are fully indemnified to such party's satisfaction, as the case may be, against any such liability.

                   (iv) If for any reason the indemnification provided for in this Section 9 is unavailable to an Indemnified Party or is insufficient to hold it harmless as contemplated by this Section 9, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party and the Indemnifying Party, but also the relative fault of the Indemnified Party and the Indemnifying Party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         10.      Miscellaneous.
                  -------------

                  10.1 Waivers, Amendments and Approvals. With the written
                       ---------------------------------
consent of a Majority in Interest, the obligations of the Company under this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) and with the written consent of a Majority in Interest, the Company may enter into a supplementary agreement for the purpose of adding any provisions of this Agreement; provided, however, that no such waiver or supplemental agreement shall (a) modify the definition of Majority in Interest so as to increase the percentage set forth therein; (b) extend the Maturity Date; (c) decrease the interest payable under the Notes or (d) increase the Conversion Price, all of which shall require the unanimous consent of the Investors. Written notice of any such waiver, consent or agreement of amendment, modification or supplement shall be given to the record holders of the Notes who have not previously consented thereto in writing.

                  10.2 Changes, Waivers, etc. Neither this Agreement nor any
                       ---------------------
provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in Section 10.1 hereof.

                  10.3 Notices. All notices, requests, demands and other
                       -------
communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given and effective: (i) on the date of delivery, if delivered personally; (ii) on the earlier of the fourth (4th) day after mailing or the date of the return receipt acknowledgment if mailed, postage prepaid, by certified or registered mail, return receipt requested; or
(iii) on the date of transmission if sent by facsimile, telecopy, telegraph, telex or other similar telegraphic communications equipment,

                           (a) if to Investor, at its address as shown on such Investor's signature page hereto, or at such other address as such holder may specify by written notice to the Company, or

                           (b) if the Company at One Station Place, Stamford, CT 06902, Attention: President, or at such other address as the Company may specify by written notice to the investors.

                   10.4 Survival. The Investor's  representations and warranties
                        --------
set forth herein shall survive the Closing.

                  10.5 Assignment. All terms and provisions of this Agreement
                       ----------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  10.6 Governing Law. (a) This Agreement and each Unit issued
                       -------------
hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

                   (b) The Company and the Investors, by accepting Units issued pursuant to this Agreement, hereby agree that any action, proceeding or claim against it or them arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the United States and the State of New York, located in the City of New York, and shall be irrevocably submitted to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Investors hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any process or summons to be served upon any of the Company and the Investors (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address as set forth in Section 10.3 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and the Investors agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. THE COMPANY AND THE INVESTORS AGREE TO WAIVE THEIR RIGHTS TO A JURY TRIAL ON ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

                  10.7 Blue Sky Qualification. The purchase of Units under this
                       -----------------------
Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall be required to qualify this transaction under the securities laws of any applicable jurisdiction.

                  10.8 Headings. The headings of the Sections of this Agreement
                       --------
have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                  10.9 Counterparts. This Agreement may be executed in two or
                       ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  10.10 Entire Agreement. This Agreement, together with the Note
                        ----------------
and the Warrant Agreement, represent the entire agreement among the parties with respect to the subject matter hereof superseding all prior agreements and understandings, written or oral.

                  10.11 Expenses. Each party shall be responsible and shall pay
                        --------
for all expenses incurred by it in connection with the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated herein. All costs of enforcement hereof and of the Notes, including, without limitation, reasonable attorney's fees, shall be borne by the Company.

                   10.12   Confidentiality.   The  Company  and  Investor   each
                           ---------------
acknowledge and agree that this Agreement, and all other agreements and instruments contemplated hereby, and all of the terms and provisions hereof and thereof, and information regarding the identity and business activities of each Investor, shall be confidential and shall not be disclosed by any party without the consent of the Company and such Investor, except to the extent such disclosure is a matter of public record or shall be required by applicable law or stock exchange or listing rule or regulation. In the event any disclosure is required to be made as aforesaid, the disclosing party shall, to the extent practicable, notify the Company and the affected Investor, as the case may be, of the nature and substance thereof (and provide a draft thereof, if in writing) prior thereto and permit the other to make reasonable comments thereon with respect to information relating to it.

                  10.13 Severability. Each provision of this Agreement shall be
                        ------------
considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

                   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first stated above.

                                      SMARTSERV ONLINE, INC.

                                      By: ________________________________
                                               Thomas W. Haller
                                               Chief Financial Officer

                    [next page is Investor's signature page]

             SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT, DATED
        NOVEMBER 19, 1998, AMONG SMARTSERV ONLINE, INC. AND THE INVESTOR
                           NAMED BELOW, AMONG OTHERS

                  IN WITNESS WHEREOF, the Investor has executed this Securities Purchase Agreement this ___ day of ______________, 1998.

                 -----------------         =             ---------------
                  Amount of Notes                        Purchase Price
                  being purchased

                 -----------------
                 Amount of Warrants
                 (face amount of
                 Notes / $.60)

                  If the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

-------------------------------             -------------------------------
Print Name(s)                               Social Security Number(s)

-------------------------------             -------------------------------
Signature(s) of Purchaser(s)

-------------------------------             -------------------------------
Date                                        Address

                  If the Investor is a PARTNERSHIP, CORPORATION or TRUST:

-------------------------------             -------------------------------
Name of Partnership,                        Federal Taxpayer
Corporation or Trust                        Identification Number


-------------------------------
Date

By:
    ----------------------------           --------------------------------
    Name:                                   State of Organization

Title:
      ----------------------------         --------------------------------
                                           Address


               EACH INVESTOR MUST COMPLETE THE ACCREDITED INVESTOR
                         CERTIFICATION ON THE NEXT PAGE.

                        Accredited Investor Certification
                        ---------------------------------

                    (Please initial the appropriate box(es))
                            ------

____ (i) The Investor is a natural person who had individual income of more than $200,000 in each of the most recent two years, or joint income with his/her spouse in excess of $300,000 in each of the most recent two years, and reasonably expect to reach that same income level for the current year ("income," for purposes hereof, should be computed as follows: individual or joint adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (1) any deduction of long-term capital gains under section 1202 of the Internal Revenue Code of 1986 (the "Code"), (2) any deduction for depletion under Section 611 et seq. of the Code, (3) any exclusion for interest under Section 103 of the Code and (4) any losses of a partnership as reported on Schedule E of Form 1040);

____ (ii) The Investor is a natural person whose individual net worth (i.e., total assets in excess of total liabilities), or joint net worth with his/her spouse, will at the time of purchase of the Units be in excess of $1,000,000;

____     (iii) The Investor is an investor satisfying the requirements of
         Section 501(a)(l), (2) or (3) of Regulation D promulgated under the Securities Act, which includes but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are "accredited investors" as otherwise defined in Regulation D.

____ (iv) The Investor is a trust, which trust has total assets in excess of $5,000,000, which is not formed for the specific purchase of acquiring the Units offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Units;

____ (v) The Investor is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, and either (a) the investment decision will be made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, insurance company or a registered investment advisor; or (b) the employee benefit plan has total assets in excess of $5,000,000; or (c) the employee benefit plan is a self-directed plan, within the meaning of Title I of such act, and the person directing the purchase is an Accredited Investor;*

*Note. If the  undersigned  is  relying  solely  on Item (v) for its  Accredited
     Investor status, please print the name of the person directing the purchase in the following space and furnish a completed and signed Accredited Investor Certification for such person.
                                            -----------------------------

____ (vi) The Investor is a director or executive officer of SmartServ Online, Inc.; or

____ (vii) The Investor is an entity (other than a trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.